UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2019
BBVA USA Bancshares, Inc.
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-55106 (Commission File Number)	20-8948381 (IRS Employer Identification No.)

2200 Post Oak Blvd. Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(205) 297-3000 (Registrant's telephone number, including area code) Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 7.01 Regulation FD Disclosure.
BBVA USA Bancshares, Inc. (the “Company”) is furnishing as Exhibit 99.1 to this Current Report on Form 8-K the slides being provided during a series of presentations to members of the investment community regarding the Company.
The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Other Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Presentation slides provided by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBVA USA Bancshares, Inc.
By:	/s/ Jonathan W. Pennington
Name:	Jonathan W. Pennington
Title:	Executive Vice President and Controller
Date: August 6, 2019